SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission
[ X ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Additional Materials
[   ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          EMCLAIRE FINANCIAL CORP, INC.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:
--------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3)  Filing Party:
--------------------------------------------------------------------------------
    (4)  Date Filed:
--------------------------------------------------------------------------------

                            EMCLAIRE FINANCIAL CORP.
                          EMLENTON, PENNSYLVANIA 16373


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP.:


     Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp. (the "Corporation") will be held at 7:00 p.m., prevailing time, on Tuesday, May 21, 2002, at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, for the following purposes:

     1. To elect three (3) Class B directors to serve for 3-year terms and until their successors are duly elected and qualified;

     2. To ratify the selection of Crowe, Chizek and Company LLP, Certified Public Accountants, of Cleveland, Ohio as the independent auditors of the Corporation for the fiscal year ending December 31, 2002; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only those shareholders of record at the close of business, at 5:00 p.m., on Monday, March 25, 2002, will be entitled to notice of and to vote at the Annual Meeting.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2001, is being mailed with this notice.

     You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                              By Order of the Board of Directors,

                              /s/ David L. Cox
                              ------------------------
                              David L. Cox
                              Chairman, President and Chief Executive Officer

April 5, 2002

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD MAY 21, 2002


                                     GENERAL

Introduction, Date, Place and Time of Meeting

     This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation ("Annual Meeting") to be held at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, on Tuesday, May 21, 2002, at 7:00 p.m. prevailing time, or at any adjournment or postponement of the Annual Meeting.

     The main office of the Corporation is located at The Farmers National Bank of Emlenton (the "Bank"), 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (724) 867-2311. All inquiries should be directed to David L. Cox, President. This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on April 5, 2002.

Solicitation

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted for the election of the three (3) nominees for Class B Director named below and for the approval of Crowe, Chizek and Company LLP, Certified Public Accountants as the independent auditors for the fiscal year ending December 31, 2002. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.

     The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Right of Revocation

     A shareholder who returns a Proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to William C. Marsh, Secretary/Treasurer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (724) 867-2311; (2) executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation or (3) voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Quorum

     At the close of business on March 25, 2002, (the "Voting Record Date") the Corporation had outstanding 1,332,835 shares of common stock, $1.25 par value. A majority of the outstanding shares in person or by proxy will constitute a quorum at the Annual Meeting.

     Only holders of common stock, of record, at the close of business on the Voting Record Date will be entitled to notice of and to vote at the Annual Meeting. On all matters to come before the Annual Meeting, each share of common stock is entitled to one (1) vote.

     As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to the ratification of independent auditors and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item or vote "AGAINST" the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to Broker Non-Votes as to that matter.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers, and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date:

                                                     Percent of Outstanding
                         Shares Beneficially              Common Stock
Name and Address              Owned (1)                Beneficially Owned

Bernadette H. Crooks         78,182 (2)                       5.87%
Clarion, PA 16214

Mary E. Dascombe             90,574 (3)                       6.80%
Raleigh, NC  27609

George W. Freeman            77,640 (4)                       5.83%
Knox, PA 16232

FINABA Co.                   94,668                           7.10%
Hermitage, PA  16148

--------------------

(1) See footnote (1) under the following caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for the definition of "beneficial ownership."
(2) Of the 78,182 shares beneficially owned by Mrs. Crooks, 76,902 shares are owned individually and 1,280 shares are owned individually by her spouse.
(3) Of the 90,574 shares beneficially owned by Mrs. Dascombe, 64,386 shares are owned individually, 2,677 shares are owned jointly with her spouse, and 23,511 shares are owned individually by her spouse.
(4) Of the 77,640 shares beneficially owned by Mr. Freeman, 75,435 shares are owned individually and 2,205 shares are owned individually by his spouse.

Section 16(2) Beneficial Ownership Reporting Compliance

     The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Corporation's review of such ownership reports, to the Corporation's knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2001.

Beneficial Ownership by Officers, Directors and Nominees

     The following table sets forth as of the Voting Record Date, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual                    Amount and Nature of          Percent
or Identity of Group              Beneficial Ownership (1) (2)     of Class
--------------------              ----------------------------     --------

George W. Freeman  (5)                       77,640                  5.83%
Ronald L. Ashbaugh  ( 11)                    10,500                    (3)
Elizabeth C. Smith  (6)                      39,459                  2.96%
Brian C. McCarrier  (11)                      1,011                    (3)
Robert L. Hunter  (7)                         8,977                    (3)
John B. Mason  (8)                            5,325                    (3)
Bernadette H. Crooks  (9)                    78,182                  5.87%
J. Michael King  (4)                          5,250                    (3)
Rodney C. Heeter  (10)                        5,250                    (3)
David L. Cox  (12)                           11,580                    (3)

All Officers and Directors                  249,229                 18.70%
as a Group (11 persons)
------------------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after the Voting Record Date. Beneficial ownership may be disclaimed as to certain of the securities.
(2)  Information furnished by the Directors and the Corporation.
(3)  Less than one percent (1%).
(4)  All shares are owned individually.
(5) See footnote (4) above under the caption entitled "Principal Beneficial Owners of the Corporation's Stock."
(6) Of the 39,459 shares beneficially owned by Mrs. Smith, 29,179 are owned individually and 10,280 are held as custodian for her grandchildren.
(7) Of the 8,977 shares beneficially owned by Mr. Hunter, 5,040 shares are owned individually and 3,937 shares are owned individually by his spouse.
(8) Of the 5,325 shares beneficially owned by Mr. Mason, 4,815 shares are owned individually and 510 shares are held as custodian for his daughter.
(9) See footnote (2) above under the caption "Principal Beneficial Owners of the Corporation's Stock."
(10) Of the 5,250 shares beneficially owned by Mr. Heeter, 2,625 shares are owned individually and 2,625 shares are owned individually by his spouse.
(11) All shares owned jointly with spouse
(12) Of the 11,580 shares beneficially owned by Mr. Cox, 10,080 are owned individually and 1,500 are held jointly with his spouse.

                              ELECTION OF DIRECTORS

     The Corporation has a classified Board of Directors with staggered 3-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each Annual Meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the office of one class shall expire each year.

     Unless otherwise instructed, the Board of Directors of the Corporation or its designee, the proxy holder, will have the right to cast their votes for the nominees, unless the shareholder indicates on his or her Proxy how he or she desires the votes to be cast. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy. The Board of Directors recommends that its nominees be elected as Directors.

                           INFORMATION AS TO NOMINEES,
                        DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains certain information with respect to the directors and nominees:

                         Age as of   Principal Occupation                                   Director Since
Name                      12/31/01   for Past Five Years                                   Bank/Corporation
----                      -------    -------------------                                   ----------------

Class A Directors Whose
Term Expires in 2004

Rodney C. Heeter             64       Vice President of Heeter Lumber Co.  Prior to            1988/1989
(1) (2)                               3/31/00 - President of Heeter Lumber Co.

J. Michael King              54       Senior Partner of Lynn, King & Schreffler,               1988/1989
(1)  (3) (4) (5)                      Attorneys at Law.

David L. Cox                 51       Chairman, President and Chief Executive Officer of       1991/1991
(1)  (4) (5)                          the Bank and Corporation.  Prior to 1997 - Senior
                                      Vice President.


Class B Directors Whose
Term Expires in 2002 and
Nominees for Class B
Director Whose Term
Expires in 2005

Bernadette H. Crooks         79       Retired.                                                 1985/1989
(1) (2)

Robert L. Hunter             60       Truck Dealer, Vice President of Hunter Truck Sales       1974/1989
(2) (3)                               and Service, Inc., Vice President of Hunter Truck
                                      Center, Inc., Partner of Hunter Keystone
                                      Peterbilt, LLP, President of Hunter Erie Truck
                                      Sales LP, Director of Idealease of North America, Inc.

John B. Mason                53       President H. B. Beels & Son,  Inc.  Prior to 6/8/01      1985/1989
(3) (4) (5)                           - Insurance Broker for H. B. Beels & Son, Inc.

Class C Directors Whose
Term Expires in 2003

Ronald L. Ashbaugh           66       Retired, former President of the Bank and                1971/1989
(1) (4) (5)                           Corporation.

George W. Freeman            71       Owner of Freeman's Tree Farm.                            1964/1989
(3) (4) (5)

Elizabeth C. Smith           70       Retired, former Owner of The                             1995/1995
 (3)                                  Inn at Oakmont.

Brian C. McCarrier           38       President, Interstate Pipe and Supply Company.           1997/1997
(1) (2) (5)

-------------------------------

(1) Member of Finance Committee. This committee is appointed by the Chairman of the Board and determines investment policy and market risk management policy. This committee also recommends investment purchases for the bank portfolio.
(2) Member of the Audit Committee. This committee is appointed by the Chairman of the Board and meets with the independent auditors to review their audit of the financial reports of the Corporation.
(3) Member of the Human Resource Committee. This committee is appointed by the Chairman of the Board and reviews salary and personnel policy and recommends changes to the Board.
(4) Member of the Loan Committee. This committee is appointed by the Chairman of the Board and is responsible to review and approve loans, which exceed the loan officer's lending limits.
(5) Member of the Planning Committee. This committee is appointed by the Chairman of the Board and examines and recommends expansion and business opportunities to the Board of Directors.

     During 2001, Directors received five hundred dollars ($500) per month for their services as Director of the Bank regardless of attendance at board meetings. No additional compensation is paid for service as Directors of the Corporation. During 2001, the Board of Directors of the Corporation held five
(5) regular meetings and two (2) special meetings and the Board of Directors of the Bank held thirteen (13) regular meetings and one (1) special meeting. In addition, outside Directors received $150 for each Bank committee meeting that they attended. During 2001, total fees paid to all Directors were $76,050.

     Each of the Directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation's and Bank's Board of Directors and of the committees on which they serve except Elizabeth C. Smith who attended sixty-four percent (64%).

     The Corporation's full Board of Directors acts as the nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary/Treasurer of the Corporation in accordance with Section 10.1 of the Corporation's Bylaws.

Audit Committee

     The audit committee of the Board is composed of four members and operates under a written charter adopted by the Board of Directors. The responsibilities of the audit committee are contained in the Audit Committee Report. The audit committee during fiscal year 2001 consisted of Brian C. McCarrier, Chairman; Bernadette H. Crooks; Rodney C. Heeter; and Robert L. Hunter. Each of the members is "independent," as defined by Company policy and the National Association of Securities Dealers, Inc. listing standards.

Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Corporation filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

     The audit committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation.

     The  Audit   Committee   Charter   adopted   by  the  Board  sets  out  the
responsibilities, authority and specific duties of the audit committee. Pursuant to the charter, the audit committee has the following responsibilities:

--   To monitor the preparation of quarterly and annual financial reports;
-- To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
-- To review the general scope of the annual audit and the fees charged by the independent auditors.

     In discharging its oversight responsibility the audit committee has met and held discussions with management and S.R. Snodgrass, A.C., the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

     The audit committee also obtained from the independent auditors a formal written statement describing all relationships between Emclaire Financial Corp. and S.R. Snodgrass, A.C. and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

     Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation's audited consolidated financial statements in its Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Fees to S.R. Snodgrass, A.C.

     The following table sets forth the aggregate fees Emclaire Financial Corp. incurred for audit and non-audit services provided by S.R. Snodgrass, A.C., who acted as independent auditors for the fiscal year ending 2001 and performed Emclaire Financial Corp.'s audit services in fiscal year 2001. The table lists audit fees, financial information systems design and implementation fees, and other fees.

     Audit Fees. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees Emclaire
Financial Corp. incurred for professional services rendered for the audit of Emclaire Financial Corp.'s annual financial statements for fiscal year 2001 and the reviews of the financial statements included in Emclaire Financial Corp.'s Quarterly Reports on Forms 10-QSB for fiscal year 2001.

     Financial Information Systems Design and Implementation Fees. The financial information systems design and implementation fees include fees billed for non-audit services performed during fiscal year 2001 such as directly or indirectly operating, or supervising the operation of, Emclaire Financial Corp. information system or managing our local area network. These non-audit services also include services such as designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to our financial statements taken as a whole.

     All Other Fees. All other fees include the aggregate fees billed for services rendered by S.R. Snodgrass, A.C. other than those services covered above.

                                                             December 31, 2001
Audit Fees  ..................................................   $ 34,566
                                                                 --------
Financial Information Systems Design and Implementation Fees..   $      0
                                                                 --------
Other Fees....................................................   $ 44,000
                                                                 --------

     The audit committee of the board did consider whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of S.R. Snodgrass, A.C.

Respectfully submitted by the members of the audit committee of the Board of
Directors:

Brian C. McCarrier, Chairman
Bernadette H. Crooks
Rodney C. Heeter
Robert L. Hunter

Remuneration of Officers and Directors

     The following table sets forth all cash compensation for services in all capacities paid by the Bank during 2001 to the chief executive officer. No other officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                           SUMMARY COMPENSATION TABLE

  Name and Principal                                         All Other Annual
        Position          Year        Salary       Bonus     Compensation (1)
        --------          ----        ------       -----     ----------------

David L. Cox              2001       $112,850       $  -          $6,000
President and             2000       $ 97,850       $  -          $5,500
   Chairman
   of the Board           1999       $ 95,000       $  -          $4,800

-------------------------------

(1) Does not include the value of certain other benefits, which do not exceed $50,000 or 10% of the total salary and bonus of the individual.

Pension Plan

     The Bank maintains a defined benefit pension plan (the "Plan"). The Plan is intended to provide retirement and certain other benefits to eligible employees and their beneficiaries. An individual is eligible to participate in the Plan if he or she is an employee of the Bank and has completed five (5) years of service or reached fifty-five (55) years of age unless (1) the employee is covered under another plan to which the Bank contributes; or (2) the employee is covered under a collective bargaining agreement with the Bank that does not provide for coverage under the Plan.

     An employee's expected monthly pension payable is based upon a formula. Full vesting occurs after the completion of five (5) years of service. In 2001, the Bank contributed $43,000 to the Plan.

     As of December 31, 2001, Mr. Cox had 28 years of credited service under the Plan.

Change of Control Severance Agreements

     The Bank has entered into severance agreements with the named executive officer and the Bank's chief financial officer. The agreements provide that in the event certain events take place after there is a change in control of the Corporation, or for a period two years thereafter, the executive will be entitled to a lump sum payment in the amount two (2) times the executive's base salary immediately preceding the change in control. The events triggering such compensation include: (a) the involuntary termination of the officer's employment; or (b) if (i) there are any changes in the executive's duties, responsibilities or title, (ii) his annual salary is reduced; (iii) his benefits are materially reduced, or (iv) the Bank's headquarters or the officer's place of business is moved more than 10 miles, all in (b) as were in existence immediately prior to the change in control. In addition, for two years after such termination, the Bank is required to provide life, disability, accident and health insurance benefits substantially similar to what was in place immediately prior to such termination. In the event of a change in control of the Bank, at December 31, 2001, Mr. Cox and the other officer would currently be entitled to an aggregate lump sum payment of approximately $225,700 and $168,000, respectively.

Certain Transactions

     There have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons. The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. With the exception of the loans presented in the following table, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. The Board of Directors maintains a policy granting a discount of 100 basis points on loans extended to all employees including executive officers. The following table presents a summary of loans outstanding to named officers that were extended, or amended, under this policy:

                                                            Highest
                                                           Principal
                                               Year         Balance         Balance         Interest       Market
Name and Position         Type                 Made       During Year       12/31/01          Rate          Rate
-----------------         ----                 ----       -----------       --------          ----          ----
David L. Cox              Residential
President and             Mortgage             2000        $128,962         $125,301         7.563%        8.563%
Chairman                  Personal Demand
                                               1992         $ 2,350         $  2,350         3.750%        4.750%

Principal Officers of the Corporation

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is selected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                           Bank
                             Held        Employee          Age as of
            Name            Since          Since       December 31, 2001
            ----            -----          -----       -----------------

David L. Cox, (1)            1997          1973               51
Chairman, President
and Chief Executive
Officer

William C. Marsh,  (2)       2001          2001               35

Secretary/Treasurer
---------------------

(1) Prior to January 1997, Mr. Cox served as Vice President of the Corporation from 1996, and Treasurer prior to May 1996.

(2) Prior to August 2001, Mr. Marsh was self-employed as a Certified Public Accountant; from September 1999 to November 2000 - Corporate Controller for AquaSource, Inc.; from August 1998 to September 1999 - Senior Vice President and CFO of Pennsylvania Capital Bank; from June 1997 to August 1998 - VP Treasurer/Controller of ESB Financial Corp. and from February 1995 to May 1997 - Executive Vice President and CFO of First Financial Corporation of Western Maryland.


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of Crowe, Chizek and Company LLP, Certified Public Accountants, of Cleveland, Ohio ("Crowe Chizek"), as the Corporation's independent public accountants for its fiscal year ending December 31, 2002. The Corporation has been advised by Crowe Chizek that none of its members have any financial interest in the Corporation. Ratification of Crowe Chizek will require an affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting. S.R. Snodgrass, A.C. served as the Corporation's independent public accountants for the Corporation's 2001 fiscal year.

     Effective March 21, 2002, the Corporation replaced its independent auditors, S.R. Snodgrass, A.C. with Crowe Chizek. S.R. Snodgrass, A.C.'s report on the Corporation's financial statements during the two most recent fiscal years preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Corporation's Audit Committee. During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Corporation and S.R. Snodgrass, A. C. On any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of S.R. Snodgrass, A.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-B occurred with respect to the Corporation within the last two fiscal years and the subsequent interim period to the date hereof.

     Effective March 21, 2002, the Corporation engaged Crowe Chizek as its independent auditors for the fiscal year ending December 31, 2002. During the last two fiscal years and the subsequent interim period to the date hereof, the Corporation did not consult Crowe Chizek regarding any of the matters or events set forth in Item 304(a)(2)(v) and (ii) of Regulation S-B.

     In addition to performing customary audit services, Crowe Chizek will assist the Corporation with the preparation of its federal and state tax returns, charging the Corporation for such services at its customary hourly billing rates.

     Representatives of Crowe Chizek will be present at the meeting, will be available to respond to your questions and will be able to make such statements as they desire.

     In the event that the shareholders do not ratify the selection of Crowe Chizek as the Corporation's independent public accountants for the 2002 fiscal year, another accounting firm will be chosen to provide independent public accountant audit services for the 2002 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Crowe Chizek as the auditors for the Corporation for the year ending December 31, 2002.

     It is understood that even if the selection of Crowe Chizek is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Corporation and its shareholders.

                                  ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 2001, is being mailed with this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference. A representative of Snodgrass, the accounting firm which examined the financial statements in the Annual Report, will not attend the Annual Meeting.

                              SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 2002 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Emclaire Financial Corp. at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, not later than Monday, December 2, 2002.

     In the event the Company received notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                             ADDITIONAL INFORMATION

     Upon written request, a copy of the Annual Report on Form 10-KSB of Emclaire Financial Corp. may be obtained, without charge from William C. Marsh, Secretary/Treasurer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373.

                                                                      APPENDIX A
                            EMCLAIRE FINANCIAL CORP.
                                      PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp. (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 21, at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1. ELECTION OF CLASS B DIRECTORS FOR THREE-YEAR TERMS TO EXPIRE IN 2005
                                                  FOR             WITHHELD

             Bernadette H. Crooks                  [    ]             [    ]
             Robert L. Hunter                      [    ]             [    ]
             John B. Mason                         [    ]             [    ]

2. Ratification of the selection of Crowe, Chizek and Company LLP, Certified Public Accountants, as auditors of the Corporation for the year ending December 31, 2002.

   [   ]    FOR                                    [    ]          AGAINST

3. In its discretion, the proxy is authorization to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL NO. 2.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 5, 2002 and an Annual Report to Stockholders.

Dated: ___________________, 2002       [    ] Please check here if you
                                              plan to attend the Annual Meeting

                                              Number attending _________________


------------------------------------------
SIGNATURE OF SHAREHOLDER

--------------------------------------
SIGNATURE OF SHAREHOLDER

     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                                      A-1